WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION FOURTH QUARTER 2022

FORWARD - LOOKING STATEMENTS 2 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity, results of operations, future performance, business, measures being taken in response to the coronavirus disease 2019 (“COVID - 19 ”) pandemic and the impact of COVID - 19 on the Company’s business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : • the duration and scope of the COVID - 19 pandemic and the local, national and global impact of COVID - 19; • the speed and effectiveness of COVID - 19 vaccine and treatment developments and their deployment, including public adoption rates of COVID - 19 vaccines; • the emergence of new COVID - 19 variants and the response thereto; • changes in the interest rate environment that reduce margins; • the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standa rds , the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Act Wall Street Reform and Consumer Protection Act of 2010, Basel guidelines, capital requirements and other applicable laws and regulations; • the highly competitive industry and market area in which we operate; • general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit qua lit y; • changes in business conditions and inflation; • changes in credit market conditions; • the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations an d other acquisitions; • changes in the securities markets which affect investment management revenues; • increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments; • changes in technology used in the banking business; • the soundness of other financial services institutions which may adversely affect our credit risk; • certain of our intangible assets may become impaired in the future; • our controls and procedures may fail or be circumvented; • new lines of business or new products and services, which may subject us to additional risks; • changes in key management personnel which may adversely impact our operations; • severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our bu sin ess; and • other factors detailed from time to time in our SEC filings . Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . We do not undertake any obligation to republish revised forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law .

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s purpose drives the outcome we envision for Western New England Bancorp . 3 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lender Officer Kevin C . O’Connor, Executive Vice President & Chief Banking Officer Louis O . Gorman, Senior Vice President & Chief Credit Officer Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer John Bonini , Senior Vice President & General Counsel Christine Phillips , Senior Vice President, Human Resources 4

4 Q2022 QUARTERLY EARNINGS 5 ($ in thousands , except EPS) 4Q2022 3Q2022 2Q2022 1Q2022 4Q2021 Net interest income $ 20,854 $ 20,288 $ 19,392 $ 18,698 $ 18,582 Provision (credit) for loan losses 150 675 300 (425) 300 Non - interest income 5,653 2,590 2,741 2,348 3,856 Non - interest expense 14,003 14,343 14,433 14,456 13,923 Income before taxes 12,354 7,860 7,400 7,015 8,215 Income tax expense 3,320 1,861 1,865 1,696 1,995 Net income $ 9,034 $ 5,999 $ 5,535 $ 5,319 $ 6,220 Diluted earnings per share (EPS) $ 0.42 $ 0.28 $ 0.25 $ 0.24 $ 0.28 ROA 1.40% 0.93% 0.87% 0.85% 0.97% ROE 16.67% 10.90% 10.22% 9.65% 11.22% Net interest margin 3.44% 3.35% 3.24% 3.18% 3.08% Net interest margin, on a tax - equivalent basis 3.47% 3.37% 3.26% 3.20% 3.10%

NET INTEREST INCOME AND NET INTEREST MARGIN 6 $18.6 $18.7 $19.4 $20.3 $20.9 3.08% 3.18% 3.24% 3.35% 3.44% 2.97% 3.10% 3.23% 3.35% 3.44% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $16.5 $17.5 $18.5 $19.5 $20.5 $21.5 $22.5 $23.5 $24.5 Net interest income ($) Net interest margin (%) Net interest margin excluding PPP income (1) Net interest income increased $ 566 , 000 , or 2 . 8% , from $ 20 . 3 million for the quarter ended September 30 , 2022 to $ 20 . 9 million for the quarter ended December 31 , 2022 . Net interest margin increased nine basis points from 3 . 35 % for the quarter ended September 30 , 2022 to 3 . 44 % for the quarter ended December 31 , 2022 . Excluding Paycheck Protection Program interest and fee income (“PPP income”), net interest margin increased nine basis points from 3 . 35 % for the quarter ended September 30 , 2022 to 3 . 44 % for the quarter ended December 31 , 2022 , and net interest income, excluding PPP income, increased $ 567 , 000 , or 2 . 8% , from $ 20 . 3 million to $ 20 . 8 million, during the same period . (1) Excludes PPP income ($ in millions)

TOTAL LOANS 7 $1,809 $1,880 $1,946 $1,971 $1,992 3.75% 3.75% 3.79% 3.93% 4.23% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 Average Loans Outstanding (excludes PPP loans) Average Loans Outstanding Average Loan Yield $1,839 $1,920 $1,973 $2,006 $1,989 $25 $6 $3 $2 $2 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 $2,100 Period - end Loans Outstanding Loans PPP Loans Excluding PPP loans, average loans of $ 2 . 0 billion increased $ 21 . 5 million, or 1 . 1% , from the linked quarter . Total loans outstanding of $ 2 . 0 billion at December 31 , 2022 increased $ 126 . 7 million, or 6 . 8% , from December 31 , 2021 , driven by an increase of $ 89 . 4 million, or 9 . 1% , in commercial real estate loans, an increase in commercial and industrial loans of $ 16 . 2 million, or 8 . 1% , and an increase in residential real estate loans of $ 43 . 0 million, or 6 . 6% . Excluding PPP loans, total loans increased $ 149 . 7 million, or 8 . 1% , from year - end . ($ in millions)

COMMERCIAL AND INDUSTRIAL LOANS 8 $201 $210 $215 $230 $218 $25 $6 $3 $2 $2 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $100 $120 $140 $160 $180 $200 $220 $240 C&I Loans (excluding PPP loans) PPP Loans Excluding PPP loans, commercial and industrial loans (“ C&I”) of $ 217 . 6 million at December 31 , 2022 increased $ 16 . 2 million, or 8 . 1% , from December 31 , 2021 . At December 31 , 2022 , total delinquent C&I loans, excluding PPP loans, totaled $ 202 , 000 , or 0 . 09% , of the C&I portfolio . ($ in millions)

C&I PORTFOLIO (1) 9 (1) % of total C&I loans as of December 31, 2022 Manufacturing 16% Sand and Gravel Mining 8% Wholesale trade 21% Educational services 8% Hotels 1% Heavy and civil engineering construction , 9% Specialty trade 5% All other C&I 32%

COMMERCIAL REAL ESTATE LOANS 10 $980 $1,039 $1,075 $1,082 $1,069 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 • Commercial real estate (“CRE”) loans of $ 1 . 1 billion at December 31 , 2022 increased $ 89 . 4 million, or 9 . 1% , from December 31 , 2021 . • At December 31 , 2022 , there were no modified loans remaining under the CARES Act . • At December 31 , 2022 , total CRE delinquency was $ 1 . 6 million, or 0 . 15% , of the CRE portfolio . ($ in millions) Period - end Loans Outstanding

COMMERCIAL REAL ESTATE LOANS (1) 11 (1) % of total commercial real estate loans at December 31, 2022 Adult Care/Assisted Living 3% Apartment 14% Auto Sales 4% College/School 2% Hotel 5% Industrial/Warehouse 16% Mixed - use 3% Office 22% Other 7% Residential Non - Owner 5% Retail/Shopping 16% Student Housing 3%

RESIDENTIAL AND CONSUMER LOANS 12 $656 $669 $681 $691 $700 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $630 $640 $650 $660 $670 $680 $690 $700 $710 Residential and Consumer Loans Period - end Loans Outstanding At December 31 , 2022 , residential loans, including home equity loans, and consumer loans increased $ 43 . 8 million, or 6 . 7% , from December 31 , 2021 . As of December 31 , 2022 , the Company serviced $ 79 . 3 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet under residential and consumer loans . At December 31 , 2022 , total delinquent residential and consumer loans totaled $ 2 . 6 million, or 0 . 37 % of total residential and consumer loans . ($ in millions)

TOTAL DEPOSITS 13 $1,855 $1,899 $1,952 $1,944 $1,818 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $1,750 $1,800 $1,850 $1,900 $1,950 $2,000 PERIOD - END CORE DEPOSITS At December 31 , 2022 , core deposits, which the Company defines as all deposits except time deposits, of $ 1 . 8 billion decreased $ 37 . 1 million, or 2 . 0% , from December 31 , 2021 , while time deposits increased $ 9 . 7 million, or 2 . 4% , during the same period . The ratio of core deposits as a percentage of total deposits was 81 . 5 % at December 31 , 2022 , compared to 82 . 2 % at December 31 , 2021 . $402 $379 $350 $343 $412 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $250 $270 $290 $310 $330 $350 $370 $390 $410 $430 PERIOD - END TIME DEPOSITS ($ in millions)

AVERAGE TOTAL DEPOSITS 14 $1,606 $1,618 $1,639 $1,615 $1,594 $654 $633 $636 $659 $664 0.19% 0.18% 0.17% 0.20% 0.39% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 $300 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 Average Deposits and Rates Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Average deposits, consisting of interest - bearing and non - interest bearing deposits, of $2.3 billion decreased $15.8 million from the linked quarter. Average cost of deposits increased 19 basis points, from 0.20% for the quarter ended September 30, 2022 to 0.39% for the quarter ended December 31, 2022 . ($ in millions)

AVERAGE CORE AND TIME DEPOSITS 15 $1,850 $1,862 $1,909 $1,934 $1,898 0.15% 0.14% 0.15% 0.19% 0.34% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% $1,820 $1,840 $1,860 $1,880 $1,900 $1,920 $1,940 Average Core Deposits and Rates Average core deposits, including non - interest bearing deposits, decreased $ 36 . 0 million, or 1 . 8% , from the linked quarter . Average time deposits of $ 359 . 6 million increased $ 19 . 9 million, or 5 . 9% , from the linked quarter . The average cost of core deposits increased 15 basis points, while the cost of time deposits increased 35 basis points for the same period . ($ in millions) $410 $389 $365 $340 $360 0.39% 0.35% 0.32% 0.30% 0.65% 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% $300 $320 $340 $360 $380 $400 $420 Average Time Deposits and Rates

LOAN - TO - DEPOSIT RATIO 16 83% 85% 86% 88% 89% 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 78% 80% 82% 84% 86% 88% 90% Period - end Loan - to - Deposit Ratio 82% 83% 85% 85% 82% 18% 17% 15% 15% 18% 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Core Deposits and Time Deposits as a % of Total Deposits Core deposits/Total deposits Time deposits/Total deposits

________ Source: SNL Financial as of June 30, 2022. Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Wes tfi eld branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2022 17 Total Deposit Rank 2022 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 PeoplesBank 2,054,380 13.9% 13 1,762,519 13.1% 20 2 Westfield Bank 2,028,805 13.7% 20 3 TD Bank 2,016,611 13.6% 16 4 KeyBank 1,856,857 12.5% 7 5 Bank of America 1,819,614 12.3% 8 6 M&T Bank 1,476,185 10.0% 14 7 Berkshire Bank 1,213,428 8.2% 11 8 Country Bank 576,762 3.9% 5 9 Monson Savings Bank 520,769 3.5% 4 10 Citizens Bank 514,808 3.5% 12

ASSET QUALITY INDICATORS 18 4Q2021 (1) 1Q2022 (1) 2Q2022 (1) 3Q2022 (2) 4Q2022 (2) Total loans modified under the CARES Act $42.5M $12.1M $9.1M $ - $ - Loans modified as a % of total loans 2.3% 0.6% 0.5% - % - % Total delinquent loans $2.1M $2.8M $2.2M $3.3M $4.5M Delinquent loans as a % of total loans 0.12% 0.15% 0.11% 0.16% 0.22% Nonperforming loans (NPL) $5.0M $4.0M $4.1M $4.4M $5.7M NPL as a % of total loans 0.27% 0.21% 0.21% 0.22% 0.29% NPL as a % of total assets 0.20% 0.16% 0.16% 0.17% 0.22% Allowance for loan losses % of total loans 1.08% 1.00% 0.99% 1.01% 1.00% Allowance for loan losses % of NPL 399% 484% 476% 456% 350% Net charge - offs $350K $54K $48K $27K $426K Net charge - offs as a % average loans 0.02% 0.00% 0.00% 0.00% 0.02% (1) Excludes PPP loans (2) Includes PPP loans

ASSET QUALITY 19 Management continues to remain attentive to any signs of deterioration in borrowers’ financial conditions and is proactive in taking the appropriate steps to mitigate risk . The allowance for loan losses as a percentage of total loans was 1 . 00 % at December 31 , 2022 , compared to 1 . 08 % at December 31 , 2021 (excluding PPP loans) . At December 31 , 2022 , the allowance for loan losses as a percentage of nonperforming loans was 350 . 0% , compared to 398 . 6% , at December 31 , 2021 . The adoption of the Current Expected Credit Loss allowance methodology became effective for the Company on January 1 , 2023 . Management will continue to closely monitor portfolio conditions and re - evaluate the adequacy of the allowance . December 31, 2021 December 31, 2022 ALLL (1) Loans Outstanding (1)(3) ALLL/ Total Loan Segment ALLL (1) Loans Outstanding (1) ALLL/ Total Loan Segment Commercial and industrial $ 2,643 $201,340 1.31% $ 3,160 $ 219,848 1.44% Commercial real estate 12,970 979,969 1.32% 12,199 1,069,323 1.14% Residential (2) 3,964 652,091 0.61% 4,312 695,060 0.62% Consumer 197 4,250 4.64% 245 5,045 4.86% Unallocated 13 - - 15 - - Total Loans $ 19,787 $ 1,837,650 1.08% $ 19,931 $ 1,989,276 1.00% (1) $ in thousands (2) Includes home equity loans and home equity lines of credit (3) Excludes PPP loans

ASSET QUALITY 20 ($ in Millions) 4Q2021 (1) 1Q2022 (1) 2Q2022 (1) 3Q2022 (2) 4Q2022 (2) Special Mention $24.2 $28.1 $22.0 $39.8 $14.1 Special Mention - Hotel $27.3 $27.1 $18.3 $17.6 $ 7.6 Total Special Mention $51.5 $55.2 $40.3 $57.4 $21.7 % of Total Loans 2.8% 2.9% 2.0% 2.9% 1.1% Substandard $31.1 $30.8 $28.6 $28.4 $42.3 % of Total Loans 1.7% 1.6% 1.5% 1.4% 2.1% Total Watch List Loans $82.6 $86.0 $68.9 $85.8 $64.0 % of Total Loans 4.5% 4.5% 3.5% 4.3% 3.2% At December 31 , 2022 , total Watch List loans were $ 64 . 0 million, or 3 . 2 % of total loans, representing a decrease of $ 18 . 6 million, or 22 . 5% , from December 31 , 2021 . (1) % of total loans excludes PPP loans (2) % of total loans includes PPP loans

CAPITAL MANAGEMENT 21 We are well - capitalized with excess capital. Consolidated Ratio at December 31, 2022 Leverage Ratio 9.27% Common Equity Tier 1 Ratio 12.18% Tier 1 Capital Ratio 12.18% Total Capital Ratio 14.20% x From a regulatory standpoint, we are well - capitalized with excess capital. x We take a prudent approach to capital management. Westfield Bank Ratio at December 31, 2022 Well Capitalized Leverage Ratio 9.49% 5.0% Common Equity Tier 1 Ratio 12.48% 6.5% Tier 1 Capital Ratio 12.48% 8.0% Total Capital Ratio 13.50% 10.0%

CAPITAL RETURN TO SHAREHOLDERS 22 Year # of Shares 2018 2,189,276 2019 1,938,667 2020 1,391,496 2021 2,758,051 1Q2022 112,674 2Q2022 293,173 3Q2022 236,302 4Q2022 78,826 Year Annual Dividends per Share 2018 $0.16 2019 $0.20 2020 $0.20 2021 $0.20 1Q2022 $0.06 2Q2022 $0.06 3Q2022 $0.06 4Q2022 $0.06 Share Repurchases Dividends On April 27 , 2021 , the Board of Directors authorized a stock repurchase plan (the “ 2021 Plan”), pursuant to which the Company was authorized to repurchase up to 2 . 4 million shares, or 10 % of its outstanding common stock, as of the date the 2021 Plan was adopted . On October 13 , 2022 , the Company announced the completion of the 2021 Plan . On July 26 , 2022 , the Board of Directors authorized a new stock repurchase plan (the “ 2022 Plan”), pursuant to which the Company is authorized to repurchase up to 1 . 1 million shares of common stock, or approximately 5 . 0 % of the Company’s outstanding shares as of the date the 2022 Plan was adopted . During the three months ended December 31 , 2022 , the Company repurchased 78 , 826 shares of common stock under the 2022 Plan and during the twelve months ended December 31 , 2022 , the Company repurchased 720 , 975 shares of common stock under both the 2021 and 2022 Plans . As of December 31 , 2022 , there were 1 , 056 , 344 shares of common stock available for repurchase under the 2022 Plan .

CAPITAL MANAGEMENT 23 $9.87 $9.63 $9.58 $9.52 $10.27 $9.21 $8.97 $8.92 $8.85 $9.61 Book Value per Share Tangible Book Value per Share (non - GAAP) (1) Book Value Tangible Book Value (non-GAAP) Book value per share increased $0.40, or 4.3%, from $9.87 at December 31, 2021 to $10.27 at December 31, 2022. Tangible book value per share (non - GAAP) increased $0.40, or 4.3%, from $9.21 at December 31, 2021 to $9.61 at December 31, 2022. During the year ended December 31, 2022, accumulated other comprehensive income/loss reduced the tangible book value per common share due to the impact of higher interest rates on the fair value of available - for - sale securities. (1) Tangible book value is a non - GAAP measure. See slides 24 and 25 for the related tangible book value calculation and a reconc iliation of GAAP to non - GAAP financial measures.

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
	(In thousands)				
Loans (no tax adjustment)	$ 21,274	$ 19,543	$ 18,500	$ 17,947	$ 18,089
Tax-equivalent adjustment	129	122	124	120	108
Loans (tax-equivalent basis)	$ 21,403	$ 19,665	$ 18,624	$ 18,067	$ 18,197
Securities (no tax adjustment)	$ 2,174	$ 2,104	$ 2,068	$ 1,950	$ 1,763
Tax-equivalent adjustment	1	1	-	-	1
Securities (tax-equivalent basis)	$ 2,175	$ 2,105	$ 2,068	$ 1,950	$ 1,764
Net interest income (no tax adjustment)	$ 20,854	$ 20,288	$ 19,392	$ 18,698	$ 18,582
Tax equivalent adjustment	130	123	124	120	109
Net interest income (tax-equivalent basis)	$ 20,984	$ 20,411	$ 19,516	$ 18,818	$ 18,691
Net interest income (no tax adjustment)	$ 20,854	$ 20,288	$ 19,392	$ 18,698	$ 18,582
Less:					
Purchase accounting adjustments	87	(16)	64	39	(31)
Prepayment penalties and fees	134	99	26	21	21
PPP fee income	18	19	129	562	973
Adjusted net interest income (non-GAAP)	$ 20,615	$ 20,186	$ 19,173	$ 18,076	$ 17,619
Average interest-earning assets	$ 2,401,676	$ 2,401,533	$ 2,398,526	$ 2,385,932	$ 2,394,397
Average interest-earnings asset, excluding average PPP loans	$ 2,399,297	$ 2,398,998	$ 2,395,463	$ 2,370,852	$ 2,352,858
Net interest margin (no tax adjustment)	3.44%	3.35%	3.24%	3.18%	3.08%
Net interest margin, tax-equivalent	3.47%	3.37%	3.26%	3.20%	3.10%
Adjusted net interest margin, excluding purchase accounting adjustments, PPP fee income and prepayment penalties (non-GAAP)	3.41%	3.34%	3.21%	3.10%	2.97%

24

APPENDIX: NON-GAAP TO GAAP RECONCILIATION

Reconciliation of Non-GAAP to GAAP Financial Measures

The Company believes that certain non-GAAP financial measures provide information to investors that is useful in understanding its financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of these non-GAAP financial measures is provided below.

	For the quarter ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
			(In thousands)		
Book Value per Share (GAAP)	$ 10.27	$ 9.52	$ 9.58	$ 9.63	$ 9.87
Non-GAAP adjustments:					
Goodwill	(0.56)	(0.56)	(0.55)	(0.55)	(0.55)
Core deposit intangible	(0.10)	(0.11)	(0.11)	(0.11)	(0.11)
Tangible Book Value per Share (non-GAAP)	$ 9.61	$ 8.85	$ 8.92	$ 8.97	$ 9.21
Income Before Income Taxes (GAAP)	$ 12,354	$ 7,860	$ 7,400	$ 7,015	$ 8,215
Provision (credit) for loan losses	150	675	300	(425)	300
PPP income	(18)	(19)	(129)	(562)	(973)
Gain on defined benefit plan curtailment	(2,807)	-	-	-	-
Income Before Taxes, Provision, PPP Income and Defined Benefit Curtailment (non-GAAP)	$ 9,679	$ 8,516	$ 7,571	$ 6,028	$ 7,542
Efficiency Ratio:					
Non-interest Expense (GAAP)	$ 14,003	$ 14,343	$ 14,433	$ 14,456	$ 13,923
Non-interest Expense for Adjusted Efficiency Ratio (non-GAAP)	$ 14,003	$ 14,343	$ 14,433	$ 14,456	$ 13,923
Net Interest Income (GAAP)	$ 20,854	$ 20,288	$ 19,392	$ 18,698	$ 18,582
Non-interest Income (GAAP)	$ 5,653	$ 2,590	$ 2,741	$ 2,348	$ 3,856
Non-GAAP adjustments:					
Bank-owned life insurance death benefit	-	-	-	-	(555)
Loss on securities, net	-	-	-	4	-
Unrealized (gains) losses on marketable equity securities	(19)	235	225	276	96
Gain on non-marketable equity investments	(70)	(211)	(141)	-	(352)
Gain on defined benefit plan curtailment	(2,807)	-	-	-	-
Non-interest Income for Adjusted Efficiency Ratio (non-GAAP)	$ 2,757	$ 2,614	$ 2,825	$ 2,628	$ 3,045
Total Revenue for Adjusted Efficiency Ratio (non-GAAP)	$ 23,611	$ 22,902	$ 22,217	$ 21,326	$ 21,627
Efficiency Ratio (GAAP)	52.83%	62.69%	65.21%	68.69%	62.05%
Adjusted Efficiency Ratio (Non-interest Expense for Efficiency Ratio (non-GAAP)/Total Revenue for Efficiency Ratio (non-GAAP))	59.31%	62.63%	64.96%	67.79%	64.38%

25

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , Vice President and Investor Relations Officer 26 141 Elm Street, Westfield, MA